                                                                      EX-99.(n)

                                  APPENDIX A

                          RULE 18f-3 MULTI-CLASS PLAN
                            WELLS FARGO FUNDS TRUST

                                            Maximum                           Maximum
Funds Trust Multi Class                  Initial Sales Maximum   Maximum    Shareholder
Funds and Share Classes                     Charge      CDSC*  12b-1 Fee** Servicing Fee
-----------------------                  ------------- ------- ----------- -------------
Asia Pacific Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Investor Class                            None       None      None         0.25
Asset Allocation Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
C&B Large Cap Value Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
C&B Mid Cap Value Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
California Limited-Term Tax-Free Fund
   Class A                                   3.00       0.50      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
California Tax-Free Fund
   Class A                                   4.50       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
California Tax-Free Money Market Fund
   Class A                                   None       None      None         0.25
   Institutional Class                       None       None      None         None
   Service Class                             None       None      None         0.25
Capital Growth Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Cash Investment Money Market Fund
   Administrator Class                       None       None      None         0.10
   Institutional Class                       None       None      None         None
   Select Class                              None       None      0.00         0.00
   Service Class                             None       None      None         0.25

                                            Maximum                           Maximum
Funds Trust Multi Class                  Initial Sales Maximum   Maximum    Shareholder
Funds and Share Classes                     Charge      CDSC*  12b-1 Fee** Servicing Fee
-----------------------                  ------------- ------- ----------- -------------
Colorado Tax-Free Fund
   Class A                                   4.50       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
Common Stock Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Investor Class                            None       None      None         0.25
Discovery Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Diversified Equity Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
Emerging Growth Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Emerging Markets Equity Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
Endeavor Select Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
Enterprise Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Equity Income Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25

                                            Maximum                           Maximum
Funds Trust Multi Class                  Initial Sales Maximum   Maximum    Shareholder
Funds and Share Classes                     Charge      CDSC*  12b-1 Fee** Servicing Fee
-----------------------                  ------------- ------- ----------- -------------
Equity Value Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
Government Money Market Fund
   Class A                                   None       None      None         0.25
   Administrator Class                       None       None      None         0.10
   Institutional Class                       None       None      None         None
   Service Class                             None       None      None         0.25
Government Securities Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Growth Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Growth Balanced Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
Growth Equity Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
Heritage Money Market Fund
   Administrator Class                       None       None      None         0.10
   Institutional Class                       None       None      None         None
   Select Class                              None       None      0.00         0.00
High Income Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Income Plus Fund
   Class A                                   4.50       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25

                                            Maximum                           Maximum
Funds Trust Multi Class                  Initial Sales Maximum   Maximum    Shareholder
Funds and Share Classes                     Charge      CDSC*  12b-1 Fee** Servicing Fee
-----------------------                  ------------- ------- ----------- -------------
Index Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Administrator Class                       None       None      None         0.10
   Investor Class                            None       None      None         0.25
Inflation-Protected Bond Fund
   Class A                                   4.50       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
Intermediate Tax/AMT-Free Fund
   Class A                                   3.00       0.50      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
International Core Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
International Equity Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
International Value Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
Large Cap Appreciation Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
Large Company Core Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Large Company Growth Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25

                                            Maximum                           Maximum
Funds Trust Multi Class                  Initial Sales Maximum   Maximum    Shareholder
Funds and Share Classes                     Charge      CDSC*  12b-1 Fee** Servicing Fee
-----------------------                  ------------- ------- ----------- -------------
Large Company Value Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Mid Cap Disciplined Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Mid Cap Growth Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Minnesota Tax-Free Fund
   Class A                                   4.50       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
Moderate Balanced Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
Money Market Fund
   Class A                                   None       None      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Investor Class                            None       None      None         0.25
Municipal Bond Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Municipal Money Market Fund
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
National Tax-Free Money Market Fund
   Class A                                   None       None      None         0.25
   Administrator Class                       None       None      None         0.10
   Institutional Class                       None       None      None         None
   Service Class                             None       None      None         0.25
Opportunity Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Investor Class                            None       None      None         0.25

                                            Maximum                           Maximum
Funds Trust Multi Class                  Initial Sales Maximum   Maximum    Shareholder
Funds and Share Classes                     Charge      CDSC*  12b-1 Fee** Servicing Fee
-----------------------                  ------------- ------- ----------- -------------
Prime Investment Money Market Fund
   Institutional Class                       None       None      None         None
   Service Class                             None       None      None         0.25
Short Duration Government Bond Fund
   Class A                                   3.00       0.50      None         0.25
   Class B                                   None       3.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
Short-Term Bond Fund
   Class A                                   3.00       0.50      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Short-Term High Yield Bond Fund
   Class A                                   3.00       0.50      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Investor Class                            None       None      None         0.25
Short-Term Municipal Bond Fund
   Class A                                   3.00       0.50      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Small Cap Disciplined Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Small Cap Growth Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Small Cap Value Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Small Company Growth Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
Small Company Value Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25

                                            Maximum                           Maximum
Funds Trust Multi Class                  Initial Sales Maximum   Maximum    Shareholder
Funds and Share Classes                     Charge      CDSC*  12b-1 Fee** Servicing Fee
-----------------------                  ------------- ------- ----------- -------------
Small/Mid Cap Value Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Social Sustainability Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
Specialized Financial Services Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
Specialized Technology Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Investor Class                            None       None      None         0.25
Stable Income Fund
   Class A                                   2.00       0.50      None         0.25
   Class B                                   None       1.50      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
Strategic Income Fund
   Class A                                   4.50       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
Strategic Small Cap Value Fund
   Class A                                   5.75       1.00      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
Target Today Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Target 2010 Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Target 2015 Fund
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25

                                            Maximum                           Maximum
Funds Trust Multi Class                  Initial Sales Maximum   Maximum    Shareholder
Funds and Share Classes                     Charge      CDSC*  12b-1 Fee** Servicing Fee
-----------------------                  ------------- ------- ----------- -------------
Target 2020 Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Target 2025 Fund
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Target 2030 Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Target 2035 Fund
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Target 2040 Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Target 2045 Fund
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Target 2050 Fund
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Total Return Bond Fund
   Class A                                   4.50       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
Treasury Plus Money Market Fund
   Class A                                   None       None      None         0.25
   Administrator Class                       None       None      None         0.10
   Institutional Class                       None       None      None         None
   Service Class                             None       None      None         0.25
Ultra Short-Term Income Fund
   Class A                                   2.00       None      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25

                                            Maximum                           Maximum
Funds Trust Multi Class                  Initial Sales Maximum   Maximum    Shareholder
Funds and Share Classes                     Charge      CDSC*  12b-1 Fee** Servicing Fee
-----------------------                  ------------- ------- ----------- -------------
Ultra Short-Term Municipal Income Fund
   Class A                                   2.00       None      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Institutional Class                       None       None      None         None
   Investor Class                            None       None      None         0.25
U.S. Value Fund
   Class A                                   5.75       1.00      None         0.25
   Class B                                   None       5.00      0.75         0.25
   Class C                                   None       1.00      0.75         0.25
   Administrator Class                       None       None      None         0.25
   Investor Class                            None       None      None         0.25
Wisconsin Tax-Free Fund
   Class A                                   None       None      None         0.25
   Class C                                   None       1.00      0.75         0.25
   Investor Class                            None       None      None         0.25
100% Treasury Money Market Fund
   Class A                                   None       None      None         0.25
   Service Class                             None       None      None         0.25

Appendix A amended: November 14, 2008

* Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the California Limited-Term Tax-Free Fund, Intermediate Tax/AMT-Free Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Short-Term Municipal Bond Fund and Stable Income Fund) if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any
   CDSC). Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

** On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

                                  APPENDIX B

                                                        Class-Level
                                                       Administration
Multi-Class Funds and Classes                               Fee
-----------------------------                          --------------
Multi-Class Non-Money Market/Non-Fixed Income Funds
       Class A, Class B and Class C                         0.28%
       Administrator Class                                  0.10%
       Institutional Class                                  0.08%
       Investor Class/1/                                    0.40%

   Multi-Class Fixed Income (Non-Money Market) Funds
   Class A, Class B and Class C                             0.18%
   Administrator Class                                      0.10%
   Institutional Class                                      0.08%
   Investor Class                                           0.23%

   Multi-Class Money Market Funds
Class A, Class B and Class C Shares                         0.22%
Service Class Shares                                        0.12%
Administrator Class Shares                                  0.10%
Institutional Class Shares                                  0.08%
Investor Class/3/                                           0.34%
Select Class Shares                                         0.04%

Appendix B amended: March 28, 2008
--------
/1/ On March 28, 2008, the Board of Trustees approved the following fee reductions: 0.02% reduction to all non-money market/non-fixed income Fund Investor Class-Level Fees; and 0.07% reduction to all money market Fund Investor Class-Level Fees. Each of the above class-level fee changes will become effective upon each Fund's annual prospectus update. (See Schedule A to Appendix A for each Fund's current Total Admin Fees.)

                                      B-1